UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

October 1, 2020

American Superconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-19672	04-2959321
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

114 East Main Street Ayer, Massachusetts	01432
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (978) 842-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AMSC	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On October 5, 2020, American Superconductor Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original Form 8-K”) reporting that on October 1, 2020, the Company had acquired all of the issued and outstanding shares of capital stock of Northeast Power Systems, Inc., a New York corporation (“NEPSI”) and membership interests of Northeast Power Realty, LLC, a New York limited liability company, which holds the real property that serves as NEPSI’s headquarters, pursuant to a Stock Purchase Agreement (the “Purchase Agreement”) dated as of October 1, 2020.

This Current Report on Form 8-K/A amends Item 9.01 of the Original Form 8-K to include the financial statements and unaudited pro forma financial information required by Items 9.01(a) and (b) of Form 8-K, respectively, which were not included in the Original Form 8-K pursuant to Items 9.01(a)(4) and (b)(2) of Form 8-K.

Item 9.01

(a)	Financial Statements of Businesses Acquired

NEPSI’s audited consolidated balance sheet as of December 31, 2019 and consolidated statements of income, stockholders’ and members’ equity, and cash flows for the year ended December 31, 2019, and the related notes, as well as NEPSI’s unaudited condensed and consolidated balance sheet as of September 30, 2020 and condensed consolidated statements of income, stockholders’ and members’ equity, and cash flows for the nine months ended September 30, 2020, and the related notes, are filed as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K/A and incorporated herein by reference.

(b) Pro Forma Financial Information

The unaudited pro forma condensed consolidated financial statements of the Company as of and for the six months ended September 30, 2020, and for the year ended March 31, 2020, and the related notes, are attached as Exhibit 99.3 to this Current Report on Form 8-K/A and incorporated herein by reference.

(c) Exhibits:

Exhibit	Description

23.1	Consent of Teal, Becker and Chiaramonte, Independent Auditors.

99.1	Northeast Power Systems, Inc. and subsidiaries, audited consolidated financial statements as of and for the year ended December 31, 2019.

99.2	Northeast Power Systems, Inc. and subsidiaries, unaudited condensed consolidated financial statements as of and for the nine months ended September 30, 2020.

99.3	Unaudited pro forma condensed consolidated financial statements of American Superconductor Corporation as of and for the six months ended September 30, 2020 and for the year ended March 31, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN SUPERCONDUCTOR CORPORATION

Date:	December 14, 2020	By:	/S/ JOHN W. KOSIBA, JR.
John W. Kosiba, Jr.
Senior Vice President and Chief Financial Officer